Revenue	12 Months Ended
Dec. 31, 2023
Revenue [Abstract]
Revenue
6	Revenue

	2023	2022

Storage rental income	102,045,523	77,577,633
Reimbursable port charges (Note 7)	2,027,106	2,039,396
Ancillary services	1,623,019	1,923,747
	105,695,648	81,540,776

The revenues of the Group mainly comprise of fixed fees for storage and related services and variable fees for ancillary services provided under a contract with its customers. Accordingly, there is no cyclicality in the Group's operations.

The commercial contracts with customers have been assigned as security against the borrowings obtained in 2020.

Reimbursable port charges of USD 2,027,106 (2022: USD 2,039,396) are paid by the Group to the port authority and recharged to the customers.